Service

Innovation

Trust

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich Corporation Enabling Science to Improve the Quality of Life March 16, 2010 Exhibit 99.1

Cautionary Statement
•Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, cash flow, share repurchases and other matters. These statements involve assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves.  Although the Company believes its expectations are based on reasonable assumptions, such statements are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) declining global economic conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4)
changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the Company operates, (7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 10 – Income Taxes – to the Consolidated
Financial Statements in the Company’s Form 10-K report for the year ended December 31, 2009, (8) exposure to litigation, including product liability claims, (9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (11)
failure to achieve planned cost reductions in global supply chain initiatives and restructuring actions,  (12) an unanticipated increase in interest rates, (13) failure of planned sales initiatives in our Research and SAFC businesses, (14) other changes in the business environment in which the Company operates, and (15) the outcome of the matters described in Note 11-Contingent Liabilities and
Commitments-in the Company’s Form 10-K report for the year ended December 31, 2009. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
•With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency impacts. While we are able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2010 to applicable exchange rates and thus are unable to reconcile the projected non-GAAP currency adjusted internal growth rates to reported GAAP growth rates for 2010.  Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
•Management reports both GAAP and adjusted sales and income comparisons to reflect what it believes are ongoing and/or comparable operating results excluding currency impacts. Management excludes this item in judging its historical performance and in assessing its expected future performance. Management also uses free cash flow, a non-GAAP measure, to judge its performance and ability to pursue opportunities that enhance shareholder value. Management believes this non-GAAP information is useful to investors as well.  Reconciliations of GAAP to non-GAAP information are included in the Company’s February 10, 2010 earnings release posted on its website, www.sigma-aldrich.com

Service

Innovation

Trust

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich Corporation Jai Nagarkatti Chairman, President and Chief Executive Officer

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

4 Agenda Enabling science to improve the quality of life Summary Growth Drivers Portfolio Assessment and Financial Roadmap Our Overarching Objective / Plan Overview

Our Overarching Objective
To build on our core capabilities and
leverage our financial strength to
deliver sustainable above-market
growth and create value for our
Employees, Customers and Shareholders

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

6 Overview How should you measure success? Plan to achieve our objective Our markets and global trends Who is Sigma-Aldrich?

21%
36%
43%
Geography
CAPLA
Europe
United States
19%
37%
28%
16%
Business Units
Research Specialties
Research Biotech
SAFC
Research Essentials
7%
27%
35%
31%
Markets
Hospitals
Pharma & Biotech
Industrial
Academia

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

Who is Sigma-Aldrich?
Delivering Value Through a Diversified Portfolio
Sigma-Aldrich
($ Million)
2009 Revenue $2,148
2009 EBITDA $   592
2009 Free Cash Flow $   396
Delivering strong financial performance despite a challenging economy

Enabling Research
Enabling Manufacturing

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

70%
Research
Consumables
30%
Fine
Chemicals
& Services
Who is Sigma-Aldrich?
•Research Business
• Customers
– Academia
– Pharma & Biotech
– Industrial
– Hospitals
– Testing Labs
• Products
(170,000; 48,000 Manufactured)
– Reagents
– Chemicals
– Biochemicals
– Standards
– Lab Supplies
– Kits
•Manufacturing (SAFC)
• Customers
– Pharma
– Biotech
– Hitech
• Capabilities
– Chemical Synthesis
(API’s, Intermediates)
– Isolation, Extraction,
Purification
– Fermentation
– Assay Development
– Media Formulation
– Services
A Life Science company enabling researchers and manufacturers to improve the quality of life

**Applications and Services**

Size: >$100+B
Growth: 4-5%

Sigma-Aldrich
(SAFC)
Fine Chemicals
Clinical Trials
CROs/CRAMS
Testing Services
Diagnostics
Dionex
Waters
Agilent
Thermo Fisher
LIFE
BioRad
GE
Qiagen
Techne
Millipore
Perkin Elmer
Pall
Sigma-Aldrich
VWR
Promega
Merck K.G.
WACO

**Instruments and Lab Equipment**

Size: $25B
Growth: 5-6%

**Lab Consumables (Tools)**

Size: $17B
Growth 4-5%

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

9 Markets and Global Trends Markets Sigma-Aldrich participates in space with significant room for growth

08-18
CAGR
$109
$62
$62
4%
Emerging Markets will represent 43% of the world's GDP by 2018
Developed Markets
$42
$47
9%
Emerging Markets*
$20
2008
2018 Est.

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Markets and Global Trends
Global Economy Shifting East
*As determined by FTSE Global Equity Index; Source: Global Insight's World Overview
Projected GDP Growth
GDP in $ Trillions
Sigma-Aldrich’s plan to capture opportunity: expand presence in emerging markets

09-14
Forecast
CAGR
$60B
$50B
$32B
Other
Biologics
Small Molecules
3%
7%
2%
2002
2008
2014 Est.
Biologics Share
12%
17%
23%

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

11 Market and Global Trends Shift Towards Biology Sigma-Aldrich’s plan to capture opportunity: build reputation through innovation in Biology Pharmaceutical R&D Increasingly Focused on Biologics

CAGR
+26%
175 Mil
757 Mil
1,700 Mil
1999
2004
2009

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Market and Global Trends
Exponential Importance of the Internet
Sigma-Aldrich’s plan to capture opportunity:
Aggressive investment to enhance customer experience
*World Internet Stats
Internet Users Have Increased by
Nearly 10 Times in the Past Decade*

Biofuels
Wind Power
Solar Power
Total
$105
$35
$139
$51
$81
$30
$325
$116
2018 Est.
2008

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Market and Global Trends
Focus on Energy, the Environment and Food Safety
Sigma-Aldrich’s plan to capture opportunity: focused approach in Analytical,
Chemistry and Materials Science to support research and manufacturing
Global Renewable Energy Growth
2008-2018 ($ Billions)

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Plan to Achieve Objective
Approach
• Site Consolidation Revitalize or divest
underperforming assets
Redeploy
ABC
M
= Focus on Analytical, Biology, Chemistry and Materials Science
• Systems
• E-Business
• Sales Process
Supply Chain and
go-to-market approach
Optimize
• Innovation (ABC
M
)
• Global Reach
• Unique Manufacturing
To build and strengthen
our core capabilities
Invest
• Analytical (A)
• Biology (B)
• Chemistry (C)
• Materials Science (
M
)
On opportunities where
we have sustainable
competitive advantage
Focus
above-market growth and create value for our employees, customers and shareholders
To build on our core capabilities and leverage our financial strength to deliver sustainable

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Plan to Achieve Objective
• Share repurchase Capital structure Financial strength
• Competitive pricing strategy Pricing Sourcing knowledge
• Optimize Supply Chain
• Leverage Process
Improvement
Operations Operating excellence
Earnings
Expansion
• Business development and
inorganic growth
Capital structure Financial strength
• Support bench-to-bulk
demand
Fulfill demand Unique manufacturing
• Expand in faster growth
countries
Geographic Global footprint
ABC
M
focus Innovation Unrivalled scientific
knowledge
Top Line
Growth
Initiatives Leverage Competitive Advantage
Leverage core competencies through targeted initiatives to create value

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Plan to Achieve Objective
Impact of Top Line Growth Initiatives
4% Incremental contribution to top line growth
0.5%
Expand Web and B2B capabilities
Realign sales effort
Optimize
Go-to-Market
1.0%
Apply our technologies to customers’ unique and evolving
supply chains
SAFC/Unique
Mfg. Capabilities
1.0%
Increase presence and assets in faster growth economies Geographic
Expansion
Leverage chemistry knowledge to offer
products for materials research and
manufacturing
Chemistry
Increase focus on biology
Expand traditional product portfolio and build
new targeted platform technologies
Biology
1.5%
Expand into attractive areas of detection
and analysis
Analytical Innovation
ABC
M
Focus
Incremental Impact Initiatives

High
5-Year Market CAGR
Biology
$10B
Analytical
$3.5B
Materials
Science
$0.5B
Chemistry/
Lab Essentials
$3.0B
Low
High

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

17 ABC M Targets High Growth Markets M&A activity will supplement organic growth Sigma-Aldrich Market Share

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

How to Measure Success
Strategic actions build sustainable value
200-300 bpts Expand cumulative operating margins by 2014
> $2 Billion Free cash flow (five years)
7-8% Top line organic growth (normal economic conditions)
Incremental Impact Five-Year Financial Targets

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

19 Management Team

Portfolio Assessment and Financial Roadmap Rakesh Sachdev Sr. Vice President, Chief Financial Officer and Chief Administrative Officer

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Outline
Capital Structure and Use of Cash
Investment Thesis
Looking Ahead
– Sales Growth Drivers
– Profitability Drivers
Portfolio Assessment
Historical Performance and Trends
2009 Results Recap and 2010 Guidance

2009 – Key Business Highlights
• Strong financial year, despite economic environment
– Several records achieved – EPS & Free Cash Flow
• Research Biotech growth driven by
– Innovative new antibody products
– Regenerative medicine
– Epigenetic products
• Fine Chemicals (SAFC) benefited from sale of components for
H1N1 vaccine and Industrial media for biological drugs
• Continued growth in CAPLA markets
– Contribution of 21% of total sales
• Strongest growth achieved in academic markets
• Increased e-commerce sales to 45% of world-wide research-based products from 42% in 2008
• Knock-out rats recognized as a Top 5 Innovation in 2009 by
The Scientist Magazine

| | Full Year 2009 (in millions, except EPS) | YEAR-OVER-YEAR As Reported | YEAR-OVER-YEAR Excluding Currency Impact |
|---|---|---|---|
| Sales | $2,148 | ↓ 2% | ↑ 2% |
| Net Income | $ 347 | ↑ 2% | ↑ 16% |
| Diluted EPS | $ 2.80 | ↑ 6% | ↑ 21% |
| Free Cash Flow | $ 396 | ↑ 26% | ↑ 26% |

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

23 Full Year 2009 Financial Results 2009 Performance drove EPS and free cash flow to a new record. Free cash flow improvement driven by $70M reduction in inventory

| | PERCENTAGE OF SALES 2009 |
|---|---|
| 2008: Pre-tax Profit Margin | 22.2% |
| Impact of Currency | (2.4%) |
| Price/Volume/Mix | 0.7% |
| Supply Chain Initiatives | 1.2% |
| S,G&A Expenses | 1.3% |
| Restructuring Costs | (0.4%) |
| Interest Expense | 0.2% |
| 2009: Pre-tax profit Margin | 22.8% |

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

24 Pre-tax Margin Improved in 2009 2009 pre-tax margins improved 60 bpts despite currency headwinds and restructuring charges

| | |
|---|---|
| Organic Revenue Growth | Mid single digits |
| Reported EPS | $3.00 to $3.15 |
| Free Cash Flow | > $350 million |

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

25 2010 Guidance

Reported Sales ($M)
2,500
2,000
1,500
1,000
500
0
9% CAGR
1,667
1,798
2,039
2,201
2,148
2005
2006
2007
2008
2009

Diluted Earnings Per Share ($)
3.5
2.5
1.5
0.5
11% CAGR
1.88
2.05
2.34
2.65
2.80
2005
2006
2007
2008
2009

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Historical Trends – Profitable Sales Growth Continued a 35 year track record in EPS growth • Demonstrated historic performance • Robust business model – even in a downturn 26

Return on Equity (%)
21.1
20.9
20.6
22.8
22.8
2005
2006
2007
2008
2009

200
150
100
50
0
$100.00
$105.96
$131.68
$186.91
$146.02
$176.98
$166.63
2004
2005
2006
2007
2008
2009
28-Feb 2010
SIAL
PEERS
Nasdaq 100
S&P 500
DJIA
Peers: Affymetrix, Cambrex, Dionex, Illumina, Life Technologies, Millipore, Qiagen, Techne, Thermo-Fisher, Waters

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

27 Historical Performance – Shareholder Returns •Share Price Consistently achieving high ROE. Share price has outperformed the peer and broad market indices

Sigma-Aldrich
($ Millions)
2009 Revenue: $2,148
2009 Operating Income: $500
Research Markets
Revenue: $1,543
Manufactuing Markets(SAFC)
Revenue: $605
Research Essentials/ Research Specialties
Revenue: $1,211
Research Biotech
Revenue: $332
Analytical/Chemistry
Revenue: $741*
Traditional Biology
Revenue: $470*

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

28 Sigma-Aldrich Portfolio Snapshot Mapping Old With New ~50% of research business comes from biology products and services Biology focus in Research Markets *Estimated

SAFC
Research Biotech
Research Essentials/
Research Specialties
Custom Pharma, Hitech, Supply Solutions
Bioscience/ Supply Solutions
Biotech
Traditional Biology
Analytical, Chemistry Materials Science
Biology Focus
~ $1.1 B
(50% of Total Revenues)

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

29 Portfolio Snapshot Another Look

Research Portfolio
Well-positioned for Growth
(~70% of Total Company)
• Lower growth (~5%)
• Stable profitable business
$7.4B • Broad offering of 18,000 products
• Basic tools for Biochemical research
Traditional Biochemistry
(Cell Culture Media, Enzymes,
other Lab Essentials)
• Chemistry growth ~3-4%
Mat. Sci. growth >10%
• Capital efficient
• Stable, profitable
business
$3.5B • Applications span life and Materials
Science
• Established leadership position and
recognized brand
• Broadest offering of 50,000 products
Chemistry/
Materials Science
(Chemical Synthesis of
Small Molecules, Isotopes,
Materials for Electronics)
• High growth (>10%)
• Technology investments
$2.3B • Help understand complex biological
pathways and systems in living cells
• Enhance research in Life Science
workflow from “discovery to drug”
Biology
(Biomolecules, Functional
Geonomics, Cell-based
Assays, Transgenics)
• Higher growth (>10%) $3.5B • Diverse end markets
-
Environmental, Biotech, Food & Beverage,
Pharma, Testing and Analysis
Analytical
(Reagents, Standards,
Separation Consumables)
Financial Impact Addressable
Market
Characteristics Research Portfolio
Significant opportunities in $17 billion addressable market

SAFC Portfolio Positioned
for Value Creation
(~30% of Total Company)
• Asia growth
• Benefit from global recovery
• Diverse applications –
LED lights, LCDs,
semiconductors, solar panels
Hitech Materials
(Organic Metals, Oxides)
• Higher growth
• Optimizing manufacturing footprint
• Vertically integrated
• Momentum in late clinical trial
and commercialization projects
Bioscience
(Media for Manufacture of Large
Molecules for Biopharma)
• Capital intensive
• High contribution margins
• Products difficult to handle and
produce – unique manufacturing
Custom Pharma
(High potency API’s, Viral
Vaccines, Fermentation)
• Capital efficient
• Moderate growth
• Larger quantities of research
products
• Quality systems
Supply Solutions
Financial Impact Characteristics SAFC Portfolio
Significant opportunities in $60+ billion addressable market

1%
1%
1%
4 - 5%
7- 8%
Average Global Market Growth (SIAL Portfolio)
Analytical, Materials Science
Biology
SAFC
Total

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

32 Sales Growth – Where? Above Average Market Growth

3 - 4%
1%
1.5%
0.5%
1%
7- 8%
Average Market Growth in US/Europe (SIAL Portfolio)
Geographic Expansion
Innovation
E-Commerce/ Sales Force Optimization
SAFC/Unique Manufacturing Capabilities
Total

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

33 Sales Growth – How? Initiatives to achieve above market growth rates

Net 200-300 bpt Improvement over 5 years
24%
+1%
+2%
+2%
-2 to -3%
26-27%
2009 Operating Margin
Restructuring
Supply Chain/Process Improvements Initiatives (net of inflation)
Sales Growth
Strategic Investments
Target Operating Margin
Note: Assumes Neutral Fx Impact

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

34 Profitability Drivers Net 200-300 basis point improvement in operating margin over 5 years

Restructuring Activities
Selective reduction in workforce
Voluntary early retirement program
Improve customer service levels
Exiting five manufacturing sites in U.S. and Europe
Recently
Announced
Actions
Total one-time costs of actions estimated at $31 million,
with annual savings of $15-20 million in 12-18 months
Improve operating efficiency
Lower overall fixed cost structure
Align manufacturing and distribution footprint with demand
Activities
Will drive margin expansion

| Category | Item | Amount |
| --- | --- | --- |
| Current Sources of Liquidity | Cash | $373 M |
| | U.S. Revolving Credit Facility (Currently using commercial paper) | $450 M |
| | International Facilities | $242 M |
| Current Debt Obligations | Senior Notes | $200 M |
| | Commercial Paper | $377 M |
| Shareholders' Equity | Shareholders' Equity | $1,686 M |

Current Sources of Liquidity: ~ $1 Billion

Debt/Cap ~ 25%

Additional debt capacity for acquisitions at investment grade ~ $1.5 Billion

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

36 Capital Structure (At December 31, 2009) Solid liquidity position to fund growth

Historical Use of Cash
(2005 to 2009)
Uses
$(0.3) Net
0.3 Dividends
0.9 Share buy-back
$ 0.6 Acquisitions/Investments
$ 1.5 Free cash flow
0.5 Capital expenditures
$ 2.0 Operating cash flow
$ Billions
Funded
with debt
Over $1 billion returned to shareholders through share buy-back and dividends

Priority

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Future Uses of Cash
2010 and Beyond
• Fund organic growth through
technology, partnerships,
licensing and go-to-market
investments
• Fund inorganic growth
• Cash dividends
• Share repurchases
• Debt reduction
Expect free cash flow to be in excess of $2 billion over next five years

Inorganic Opportunities
(Licenses, Partnerships,
JVs, Acquisitions)
Adds to Overall
SIAL Growth

**Strategic Filter**

- Product/Technology Expansion
  - Analytical
  - Biology
  - Materials Science
- Product and Distribution Expansion
- Emerging Markets

**Financial Filter**

- Exceed Overall Financial Target
  - Sales Growth >10%
  - ROI ~20%

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

39 Inorganic Growth Criteria

Investment Thesis
Why Sigma-Aldrich Now?
Value Creation
Sigma-Aldrich Advantage
• Manufacturing and distribution footprint
optimization
• Demonstrated ability to achieve earnings and
cash flow savings from global supply chain and
process improvement initiatives
• Margin expansion from profitable sales growth
• Solid liquidity position to fund both organic and
inorganic growth
• Increasing focus on eBusiness channel to market
• Emerging Markets becoming a larger contributor
• Uniquely positioned in high growth markets of
Analytical, Biology, Materials Science and niche
Fine Chemicals
Over five years:
200 - 300 bpts
margin expansion
> $2 billion
cumulative free
cash flow
Earnings
Power
Expansion
7 - 8%
Organic Growth
Plus
Inorganic Growth
Sales
Growth

Analytical Frank Wicks President, Research Essentials/ Research Specialties

Standards
Analytical Reagents
Separation Consumables
Analytical
Equipment
Tests

© 2010 Sigma-Aldrich Co. All rights reserved.

Analytical Chemistry Is:
The study of the
chemical/biochemical
composition of matter
It asks and answers three
fundamental questions:
• What is the material present?
• How much is present?
• What is the quality?
Platform recognized for its innovation and breadth

43 Typical Analytical Process Material to be Analyzed Analyzer System Sample Induction Sample Collection Sample Preparation (Separation) Detection Data Collection and Analysis Results

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Important Questions Answered
by Analytical
• How do the manufacturers of your multi-vitamin tablets
know they contain the right amounts of the right vitamins?
How do they know the tablets don’t degrade or spoil?
– Analytical Chemistry
• How do researchers know if they have synthesized
the right chemical, prepared the right mixture or
fabricated the right material?
– Analytical Chemistry
• How do we determine the safety of our food or
the cleanliness of our environment?
– Analytical Chemistry
• How do pharmaceutical scientists determine the
safety and efficacy of new drug candidates?
– Analytical Chemistry

Biology
Chemistry
Materials Science
Customer Workflow
Discover
Develop
Produce
Control
Apply
Analytical Technology
Improving the Quality of Life

© 2010 Sigma-Aldrich Co. All rights reserved.

How Analytical Fits Within Our
Research Business Growth Strategy
ABC
M
Our customers use analytical
technology combined with
chemistry, biology and/or
materials science in all
stages of their workflow from
“Discover to Apply”

2008
($ million)
Analytical Reagents
900
Standards
600
Separation Consumables
2,000
Total
3,500

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Analytical Market Overview *
Market growth of 5%
Source: SDI, Analyst Reports, Team Analysis
* Includes instruments (HPLC, GC, TLC, LPLC, IC, flash chromatography), consumables, standards and reagents
Market by Product Type

$3.5B Market
Environmental
13%
Biotech
13%
Food & Beverages
13%
Pharmaceutical
28%
Other
33%

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH

Global Analytical Market * Overview
•Market by customer segment
• Environmental
– Testing pollutants in water,
air and soil
• Biotech
– Sample prep and analysis of large
bio-molecules, bio-markers, etc.
• Food & Beverages
– Testing nutrients, ingredients,
additives and impurities
• Pharmaceutical
– Characterization, efficacy
– Control of API’s, impurities and
metabolites
Source: SDI, Analyst Reports, Team Analysis
* Includes instruments (HPLC, GC, TLC, LPLC, IC,
flash chromatography),  consumables, standards and reagents

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Analytical Innovative Solutions
For Environmental, Food Safety and
Pharmaceutical Testing
•Hydranal
®
• The “gold standard” for water content testing
•SPME
• Positively impacts environment by reducing
chemicals required for analytical testing
•dSPE
• Facilitates accurate testing of pesticide
residues for fruits/vegetables
•Ascentis
Express
• Accelerates drug discovery and development
with significant separation cycle time reduction
Improving the quality of life

Chromatography Products
for Analysis & Purification
Analytical Reagents
and Standards Catalogue
SIGMA-ALDRICH

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

Analytical Growth Strategy
• Become the “Aldrich” of analytical standards and reagents
• Chemical analysis
– Increased emphasis in food safety and the environment
• Additional capability for collaborative innovation
with academia and industry
– Increased R&D and business development
• Bioanalytical
– Leverage internal “Bio” capabilities to expand
in this fast-growing segment
• Material analysis
– Build on synergies with Materials Science initiative
to develop material analysis capabilities and products
• Expand in high-growth emerging markets
• Inorganic growth
– Providing niche technologies as product areas
Expanding analytical innovation

Analytical Reagents
Analytical Standards
Innovation
Excellence
Separation
Consumables

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH

Going Forward
To achieve >10% top-line sales growth,
we will become the leading provider of
analytical consumables and know-how
• Known as “the source” for the
highest quality analytical consumables
• The commercial partner-of-choice
for analytical consumable innovators
• A valued, sought-after problem-
solving partner for chemical and
biochemical analysis

Chemistry Frank Wicks President, Research Essentials/ Research Specialties

Chemical Synthesis
Chemistry Services
Stable Isotopes
Chemistry
Organic Building Blocks
Materials Science

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH

52 Chemistry Is: The science of matter and the changes it undergoes Sigma-Aldrich – “Organic molecules used in scientific research”

Market Overview
• $1B in size
• The users are most often the buyers
• Main segments are Pharma, Biopharma,
Academia, Industrial
• Pharma segment hard hit by consolidation
of the industry, trend towards big molecules
and general cost savings in R&D
• Academia and governmental segments
are growing
• Main growth in Asian and South American markets
Market growth 2 - 3%

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Chemistry
• Chemical Synthesis – most comprehensive product
range of simple molecules to enable creation of
more complex molecules
• Organic Building Blocks – basic molecules used
especially in drug discovery
• Stable Isotopes – isotopically labeled products used
in pharmaceutical and research applications
• Chemistry Services – sourcing and custom
packaging to enable drug discovery
• Materials Science – application of chemistry for
molecules with properties of high technological
value; e.g. materials used in electronic devices
Materials Science is a fast growing market segment

CHIRAL DIENE AND NHC LIGANDS FOR ASYMMETRIC CATALYSIS
Aldrichimica ACTA

© 2010 Sigma-Aldrich Co. All rights reserved.

Chemistry
Growth Strategy
• Aldrich is the premier brand with 40% market share
• Broadest selection of 50,000 products – add 1,000 new annually
• Sales channels – mainly catalog and e-channels
• One-half million catalogs distributed
• Aldrichimica Acta – leading organic chemistry journal
We will deliver 3 - 4% growth

Materials Science Frank Wicks President, Research Essentials/ Research Specialties

Specialized Polymers
Alternative Energy
Organic Electronics
Micro/Nano Electronics
Biocompatible Materials
High Purity Metals and Ceramics
Nanomaterials
Materials Science

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

57 Materials Science Is: A field of study that focuses on specific groups of materials with particular properties of high technological value and their applications towards devices

Biology
Chemistry
Materials Science
Customer Workflow
Discover
Develop
Produce
Control
Apply
Analytical Technology
Improving the Quality of Life

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

How Materials Science Fits
Within Sigma-Aldrich’s Chemistry
Growth Strategy
• Chemical knowledge for Life Science
applications carries over to high technology
• Faster growing applications area –
capturing flat panel displays,
environmental
• Over the past 6 years we have:
– Positioned the Aldrich brand in
the Materials Science market
– Built R&D capacity
– Implemented a strong
marketing communication platform
– Introduced 150 new products per year
• We offer products across the materials
spectrum from hard to soft materials
(ie. inorganics to metal-organics to organics
to polymers)

CAGR 9%
0.7
0.4
1.2
0.6
2008
2014
Research
Development

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH

Materials Science
Market Overview
Global Materials Science R&D Market
• $0.5 billion
• Competition is fragmented
• Market growth – 9%
– Big and growing in size and diversity
– Funding intact
– Our target markets are still in early phases of
life cycle and new niches are popping up
Development market twice the size of research market
Key Drivers Macro Trends
Electronics – green technology • Expanded materials spectrum –
metals, ceramics, organics,
electronics
Alternative energy – government spending
and green technology
• Growing customer base
Biomedical engineering – heavy R&D
investment, innovation driven by healthcare
• Well funded user industries investing
in high-performance materials
Materials Science Market ($B)

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

Materials Science
Growth Strategy
Use innovation focused approach to
fill the gaps:
• Accelerate new product introduction on
existing platforms
• Create new offerings for development
customers
• Enhance analytical capabilities
• Polymers
• Metals
• Ceramics
Expand our market reach to non-
traditional Sigma-Aldrich customers:
• Only a third of the materials researchers
are chemists
• Target engineers and physicists engaged
in materials research
• PR campaign and branding
Sell more proactively:
• Intensify web marketing
• Start custom project selling
• Focus on Supply Solutions type sales
• Build and train local sales force and
technical service
Reach non-traditional customers

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Going Forward
•Objective: > 10% growth
•Scope:
• To supply high quality materials and services to scientists and engineers engaged in fundamental and applied materials science research worldwide and in the development of innovative products in select markets, such as alternative energy, biomedical devices and electronics
•Key Growth Strategies
• Expand customer, market and geographical reach to materials scientists and engineers worldwide, innovative product and service offerings and based on deep and dominant positions in focused materials chemistry technologies
(ultra-high purity organics, ultra-high purity inorganic salts; polymers; metals
& ceramics preparation and acquire bolt-on capabilities that further differentiate our position)
Deliver > 10% growth

Biology David Smoller President, Research Biotech

Biology Is:
•A natural science concerned with the
study of life and living organisms
•Challenge
• Understanding the dynamics of the complex
biological pathways and molecular
interactions within living cells

Cell Culture
Lab Essentials
Proteins & Enzymes
Specialty Biochemistry
Hematology & Histology
Traditional Biochemistry RE/RS
Functional Genomics
Transgenics
Genomics
Biomolecules
Cells and Cell Based Assays
Protein Assays
Biology RB

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

64 Biology Segments Comprehensive portfolio of life science products – $800 million

Biology
Chemistry
Materials Science
Customer Workflow
Discover
Develop
Produce
Control
Apply
Improving the Quality of Life

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

How Biology Fits within our
Research Business Growth Strategy
• Biology is a complimentary
technology to chemistry in the
life science workflow from
“Discovery to Drug”
• Life science research moving
towards understanding complex
biological pathways and entire
biological systems
• R&D grants awarded to laboratories
researching diseases and
therapeutics, especially in areas
relating to stem cell and epigenetic
research
• Uses same logistics, production,
distribution network, global footprint
• Same customers

66 66
Biochemistry / Biology Market
Business Unit Market Size ($ Millions) Market Growth
Biomolecules RB $1,900 9%
Functional Genomics RB 900 15
Cells & Cell Based Assays RB 600 18
Protein Assays RB 600 14
Transgenics & Services RB 2,000 13
Genomics RB 1,800 5
Cell Culture RE/RS 500 7
Specialty Biochem
and Enzymes
RE/RS 900 5
Lab Essentials RE/RS 800 3
$10,000

SIGMA
Life Science
Where bio begins™

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

67 Sigma is “Where Bio Begins” for our Customers

Cell Culture
Lab Essentials
Proteins & Enzymes
Specialty Biochemistry
Hematology & Histology
Traditional Biochemistry RE/RS

Functional Genomics
Transgenics
Genomics
Biomolecules
Cells and Cell Based Assays
Protein Assays
Biology RB

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

68 Biology Segments Comprehensive portfolio of life science products – $800 million

SIGMA
Life Science
PRODUCTS FOR
Life Science Research
2008-2009
SIGMA-ALDRICH

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

Basic tools for Biochemical research
Largest Breadth of Traditional
Biochemistry Products
• Offer over 18,000 products
• Add 500 new products each year to
support the latest cutting edge research
• Largely sold through the catalog
and e-channels
– Over one-half million catalogs distributed
• Over one-million names with up-to-date
contact information
• Target-market information to specified
“communities” in niche product areas

SIGMA
Fetal Bovine Serum
500 ML

© 2010 Sigma-Aldrich Co. All rights reserved.

Largest Breadth of Traditional
Biochemistry Products
• Cell Culture
– Complete range of media and components
to grow a variety of cell types
• Specialty Biochem and Enzymes
– Industry leading offering of products
for basic Biochemical research
• Lab Essentials
– Broad range of the most common
biochemicals; such as buffers,
carbohydrates and amino acids
Will deliver 5% growth annually

Cell Culture
Lab Essentials
Proteins & Enzymes
Specialty Biochemistry
Hematology & Histology
Traditional Biochemistry RE/RS

Functional Genomics
Transgenics
Genomics
Biomolecules
Cells and Cell Based Assays
Protein Assays
Biology RB

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

71 Biology Segments Comprehensive portfolio of life science products – $800 million

Bioselect
highest quality possible.

© 2010 Sigma-Aldrich Co. All rights reserved.

Leading Biomolecule Provider
Biological Rich Content
• Leading biomolecule supplier with 4,000
bioactive small molecules and thousands of
proteins and peptides used for life science
research
• Number one oligo synthesis world-wide with
manufacturing in all regions of the world
• More than 26,000 monoclonal and
polycolonal antibodies, including the
industry’s most highly-characterized,
validated Prestige Antibodies
®
,
powered by Atlas Antibodies
Biologically rich content products

Biosilencing.

SIGMA Life Science / STEMGENT

MISSION® RNAi
Accelerate, Innovate, Create

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Leading the Industry
Functional Genomics and Regenerative Medicine
• Unparalleled gene editing technology
– CompoZr™ Zinc Finger Nucleases (ZFN)
• Cutting-edge gene silencing products
– Mission
®
siRNAs and the largest set of
validated lentivirus based shRNA clones
• Innovative set of reagents for regenerative
medicine including
– Stemgent
®
reprogramming kit to develop
induced pluripotent stem (iPS)
– HyStem
™
, customizable synthetic
extracellular matrix (ECM)

SAGE LABS
Sigma Advanced Genetic Engineering

TheScientist 2009
TOP 10
INNOVATIONS

Science
Complex Systems
and Networks
AAAS

Conventional ES-Cell Based Knockout Creation
SAGEspeed Knockout Creation
jan
feb
mar
apr
may
jun
jul
aug
sep
oct
nov
dec

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

New Paradigm in Animal Models
• Most relevant model system for
your research
– Rat
– Mouse
– Other
• Addresses currently unmet needs
– ADME
– CNS disease
– CV disease
– Hypertension
– Immunodeficiency models
– Increased productivity
Sigma Publishes in Science on the First KO Rat

Ace Animals, Inc.™

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

Sigma Acquires Ace Animals, Inc.
• High quality research rodents
to the biomedical industry
since 1973
• Brings rodent breeding and
distribution capabilities and
marries them to our SAGE™ Labs
animal creation business

DIC
GFP
DIC
GFP

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Leveraged ZFNs in Cell-based Assays ZFNs used to label organelles in a living cell 76

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

77 Power of ZFNs in Stem Cell Research YFP + Pluripotent Stem Cells

twitter

facebook

Your Favorite Gene SEARCH
Powered By INGENUITY

twitter
WhereBioBegins
facebook
SIGMA-ALDRICH
Biosearch
Where bio begins

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

78 Connecting with Scientist Information and Social Networking

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Going Forward
• To achieve double-digit top line sales growth –
become leader in specific market segments
within the cell biology market and differentiated
animal models market by:
– Acquiring new biologically rich content products
– Leverage portfolio of biologically rich content
products, services and information
– Enable customers to achieve an even deeper
understanding of biology
Sigma is the only company that is positioned to do this

Cell Culture
Lab Essentials
Proteins & Enzymes
Specialty Biochemistry
Hematology & Histology
Traditional Biochemistry RE/RS
Functional Genomics
Transgenics
Genomics
Biomolecules
Cells and Cell Based Assays
Protein Assays
Biology RB

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

80 Biology Segments Overall growth >7% 5% Growth >10% Growth

Go To Market Gerrit van den Dool Vice President, Sales

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Go To Market
Customer Profiles
• Biologists
• Often very repetitive use and purchasing profile
• Application and technology driven
• Chemists
• The quickest means to an end
• Technology and product availability
• Economic Buyers
• Short-term product costs
• Relationship
• Procurement Organizations
• Total costs of ownership, sourcing, services
Different customer types
“My reps should bring me
new ideas; updated equipment
and reagents - that is
really helpful.”
-Biologist
“What I really like about my rep
is the ability to call someone
when I have problems and
know that they will fight to get
my problem resolved.”
-Enterprise Researcher

| Change | | Analytical | Biochemistry | Biology | Chemistry | Materials Science |
|---|---|---|---|---|---|---|
| | Catalog | ✓ | ✓✓ | ✓ | ✓✓ | ✓ |
| | Web - eBusiness | ✓✓ | ✓✓ | ✓✓✓ | ✓✓ | ✓✓ |
| | Relationship Sales Force | ✓ | ✓ | | ✓✓ | ✓ |
| | Consultative Sales Force | ✓✓ | | ✓✓✓ | ✓ | ✓ |

✓ Denotes revelance of channel to initiative

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

83 Go To Market Coverage Strategies Initiatives Varied customers require different approaches

No Rep
Interaction
50
Limited Touch2
50
10
20
70
No Rep
Interaction
Limited Touch2
Heavy Touch1
Chemists
Biologists

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Go To Market
Adjustments
• Biologists require higher touch
• Realign sales force to achieve
more focused coverage
• No substantial change in total
sales force
Biologists require higher touch
Level of “Optimal” Rep Interaction
1 Contact preference of at least once every 1-6 months
2 Contact preference of at least once every 1 months
3 Excluding post purchase technical support
Percent
3

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Go To Market
Strategic Accounts
Customized approach for global customers
Coordinate efforts across Research and SAFC for
Biopharma customers at this level
Coordinate efforts across all segments at this level
Specialized management level personnel to cover
Global accounts

SAFC Gilles Cottier President, SAFC

87 SAFC Is: Unique manufacturing capabilities for Life Science and High Technology commercial applications

SAFC Pharma®
SAFC Supply Solutions®
SAFC®
SAFC Biosciences®
SAFC Hitech®

- Complex custom development
- Small molecule API and biologics
- High potency and viral particles
- Technical expertise and project management

- Broad range of raw materials for key Life Science markets
- Customized raw materials and flexible service
- Compliance and quality support

- Critical raw materials for cell culture manufacturing
- Raw materials characterization
- Custom media development and services
- Cell line engineering with ZFN technology

- Collaborative research to enable future technology
- Process development and scale up
- Commercial scale manufacturing
- Leadership position in metal organics for LED market

© 2010 Sigma-Aldrich Co. All rights reserved.

88 SAFC

| | Biology | Chemistry | Materials Science |
|---|---|---|---|
| SAFC Supply Solutions | ✓ | ✓ | ✓ |
| SAFC Biosciences | ✓ | | |
| SAFC Pharma | ✓ | ✓ | |
| SAFC Hitech | | | ✓ |

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

89 Leverages Our Research Business • Leverage research assets • Utilize our scientific knowledge • Leverage same customer base from research to commercial applications

| | | Estimated Market Size ($M) | Estimated Market Growth in % |
|---|---|---|---|
| SAFC Supply Solutions | General Industrial Raw Materials | $11,000 | 2% |
| | Pharma Raw Materials | 8,000 | 2 |
| | Diagnostic Raw Materials | 3,000 | 6 |
| | Flavors & Fragrances | 2,000 | 2 |
| SAFC Pharma | General API's & Pharma Intermediates | 15,000 | 2 |
| | Generic API's | 11,000 | 5 |
| | Biologics API's | 2,500 | 9 |
| SAFC Biosciences | Biopharma Raw Materials | 1,100 | 5 |
| SAFC Hitech | Chemicals for Silicon & Compound Semiconductors | 2,000 | >10 |
| | Chemicals for Solar Energy & Energy Storage | 3,000 | >10 |
| | Total | ~$60,000 | 3% |

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

90 Fine Chemicals Market

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Enabling science to improve the quality of life
Unique Manufacturing Capabilities
Application Examples of
Our Technologies
• Late phase Antibody Drug Conjugates
(ADCs) and viral products for various
cancer treatments
• Adjuvants and critical raw
materials for vaccines
• High purity compounds for
Light Emitting Diode (LED)
lights utilized in new generation
light bulbs,TVs and mobile devices
• Solid Form State Chemistry
• High Potency Ingredients
• SMB Chromatography
• Extraction & Purification
• Fermentation
• Viral Vaccine
• Zinc Finger Nuclease (ZFN)
• Critical Cell Culture Components
• High Potency Conjugation
• New Materials for Silicon
Semiconductors and
Compound Semiconductors

Number of Projects
500
450
400
350
300
250
200
150
100
50
0
2004
2005
2006
2007
2008
2009
Preclinical
Phase I
Phase II
Phase III
Commercial

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

92 Pipeline getting stronger SAFC Project Pipeline Pharmaceuticals and Biopharmaceuticals

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

SAFC Strategy
• Pursue selective commercial opportunities utilizing
distinctive technologies and competencies which
leverage our scientific knowledge and allow us to
maximize our return
• Get closer to large life science customers
with comprehensive capabilities offer
• Leverage quality leadership position
• Address unique and evolving supply chain needs
of customers
• Expand in faster growing, emerging markets
• Improve profitability through plant process
improvements, facility rationalization and
manufacturing center of excellence

$100 million additional sales within next three years
SAFC Growth Initiatives and
Unique Manufacturing Capabilities
• Cell lines engineering with Zinc Finger
Nuclease (ZFN) for commercial therapeutic
protein production
• High Potency Active Pharmaceutical
Ingredient (HPAPI) and viral particles
for cancer and vaccines
• Compound semiconductors for
Light Emitting Diode (LED) market

750
CAGR (%)
137
7
572
104
169
14
100
364
Other
71
Biologics
44
444
6
368
Small
Molecules
249
2002
2007 (E)
2012 (E)

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

Cell Line Engineering with
ZFN Technology
Market Dynamics
Pharmaceutical Biologics
• Has become an established
production process in biological
pharmaceutical production
• >10% anticipated growth for
the next 5 years
Technology is maturing,
but relative to Chemistry is:
• Higher production cost by
a factor of 10
• Modestly characterized
• Less dependable
Cell line engineering enable significant improvement in productivity and reliability of commercial therapeutic protein production
Source: Evaluate Pharma

Cell Line Engineering with
ZFN Technology
•Unique Capabilities and Benefits
• ZFN versus traditional cell line engineering approach
– Cut cell line development time by 50% (six months versus 12 months)
– Ability to modify more than one gene simultaneously (trait stacking)
– Enables cell line engineering for small to mid-sized biotech companies and emerging biopharma
• Customer Benefits
– Increased cell growth and productivity
– Enhanced efficacy and protein quality (glycosylation)
– Increased knowledge of production systems (= reduced regulatory hurdles)
– More reproducible production systems (= speed to the clinic)
– Reduced host and viral proteins for ease of purification and safety
– Shift our customers’ constraints to the molecule, not the production system
Acquired exclusive rights for ZFN technology
for bioproduction systems in October 2009

## Launch Plan

**Complete ZFN CHO Platform**

**Launch:**
- Catalog ZFNs
- ZFN cell lines

**On-going development of:**
- Catalog ZFNs, additional genes and stacking
- ZFN cell lines and cell banking

**ZFN Commercial Licensing Revenue**

2010 | 2011 | 2012 | 2013

**New chemically defined feeds, raw materials and media optimized for ZFN engineered cell lines**

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

97 Cell Line Engineering with ZFN Technology

Global Pharma Market Category Growth
$ Billion
$70
$60
$50
$40
$30
$20
$10
$0
Oncology
Proton pump inhib.
Statins
Asthma/COPD
Diabetes
Angiotensin II
Anti-psychotics
Anti-depressants
Anti-platelet
Anti-epileptics
Osteoporosis
2005
2010 Est

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

HPAPI and Viral Particles for
Oncology/Vaccine
Technology Trends
• Increasing complexity
and potency of drugs
• Monoclonal antibodies
to reach and react with
cancer specific tissue
• Blend technologies to
achieve targeted and
specified results
• Vaccines for
cancer prevention
Oncology is becoming number one therapeutic area
Source: World Pharma Frontiers

| Discovery to Phase I | Phase II to Launch | Commercial |
| --- | --- | --- |
| Collaboration / Speed | Reliable / Proven / Regulatory / Scale Up | Consistency / Regulatory |

- ADC / St. Louis - USA
- Protein Extraction / St. Louis - USA
- Gene Therapy & Viral Vaccines / Carlsbad - USA
- High Potency APIs / Madison - USA
- Fermentation / Jerusalem - Israel

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

HPAPI and Viral Particles for
Oncology/Vaccine
•Technology Investment
Investment of over $90 million in the last three years,
expanding ‘technology solutions’ throughout the drug development lifecycle

HPAPI and Viral Particles for
Oncology/Vaccine
•Unique Manufacturing Capabilities
• World leader for high potent active
pharmaceutical ingredient  production
• Largest and leading CMO for production
of viral vectors
• Leading capability in antibody
drug conjugation
• One of the world’s largest-scale
high-potency fermentation facilities
Leadership position = Double digit growth for these technologies in 2009

250
200
150
100
50
0
Mil. Unit
100%
80%
60%
40%
20%
0%
LCD TV
LED LCD TV
LED LCD TV (%)
0.218491416
3.6
3.2
76
119
155.5
2008
2009
2010
2011
2012
2013

€ 100
€ 90
€ 80
€ 70
€ 60
€ 50
€ 40
€ 30
€ 20
€ 10
€ 0
Revenue (Billions)
Conventional Lighting
LED Lighting
2008
2010
2012
2014
2016
2018
2020

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Compound Semiconductors for LED
Market Dynamics
Source: Phillips Lighting 2009
Source: ‘LED LCD TV Roadmap and Market Forecast by Maker’ December 2009, Displaybank
Global LED LCD TV Market Forecast General Illumination Market
Lighting will undergo the same upheaval as the film and music business

Well positioned to capture market explosive growth
Compound Semiconductors for LED
•Unique Capabilities
• SAFC Hitech – leader in manufacturing and distributing key metal organics for the LED Market
– Trimethyl Gallium, Trimethyl Indium, Triethyl Gallium,
Trimetyl Aluminium
• Global manufacturing footprint
– Well positioned to supply growing markets in Asia,
North America and Europe
• Direct selling model to all major players for general lighting and backlighting in key U.S., European and Asian markets
– Strong customer intimacy model

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Going Forward
•Our Key Growth Initiatives
• Well positioned to respond to fast growing
end-markets
• Balanced portfolio between innovative
technologies and traditional capabilities
• Aligned to mega-trends
– Shift from chemistry towards biology
– Increasing complexity and potency of drugs
– Focus on environmentally friendly products
SAFC objective > 7% growth

Geographic Expansion Eric Green Vice President and Managing Director, International

GDP in $ Trillions
CAGR '08-'18
$62
$109
Developed Markets
42
62
4%
Emerging Markets[1]
20
47
9%
2008
2018

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Market Drivers and Trends
• Emerging markets will represent
43%
2
of global GDP by 2018
• Developing countries aggressively
boosting R&D funding
• Pharmaceutical companies
increasingly rely on off-shoring
and out-sourcing
• Local companies are emerging
Emerging markets have significant growth potential
1 As determined by FTSE Global Equity Index
2 Source: Global Insight’s World Overview

International Markets
(Asia Pacific and Latin America)
Mexico
Brazil
Argentina
Chile
•
10%
•
90%
South Korea
Japan
China
Taiwan
Vietnam
Malaysia
India
Singapore
Australia
New Zealand
Direct presence in 14 International countries

Customer Sales in Constant Dollar
(US$ Millions)
450
400
350
300
250
200
150
100
50
0
CAGR
11.6%
2004
2009
China India & Brazil
Rest of International

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

107 Emerging regions playing larger role Strong Performance In International Markets

## Sales by Geography

Rest of International 37%
Japan 34%
China, India & Brazil 29%

## Sales by Customer Segment

Pharma, Diagnostics & Biotech 23%
Chemical & Industrial 36%
Academic & Government 41%

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

108 Current International Profile

1. Go-To-Market
2. Infrastructure Expansion
3. Localization of Supply
4. Acquisitions and Partnerships

© 2010 Sigma-Aldrich Co. All rights reserved.

109 Key Growth Drivers

HPA003890
抗ADAR抗体 ウサギ宿主抗体
Sigma
価格と在庫
製品情報
詳細

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Country specific modes of customer interaction remain essential
Go-To-Market
•Expand sales force coverage
• Invest in technical selling to support
ABC
M
strategy
• Extend reach into new geographies
•Optimize pricing strategy
•Drive e-adoption
• Invest in web localization
• “Ease of Use” is our key enabler

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Infrastructure remains a key differentiator as we drive demand
Infrastructure Expansion
• Expand distribution capabilities
• Existing geographies
• New geographies
• Continue to differentiate
through service
• Optimize inventory management
• Adapt our logistics capabilities
to support new product lines
Bangalore DC & Packaging
Planned Expansion

CAGR
$700M
15%
Imported
13%
$400M
Imported
Domestic
17%
Domestic
2008
2012

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH

Localization of Supply
• Qualify and develop in-country
sources for selected product
categories
• Invest in local QC and packaging
infrastructure
• Leverage in-country sources
through global supply chain
integration
Increase share and margins through local sourcing
* Sigma-Aldrich Estimate
Laboratory and Research Market Size in China*

Acquisitions and Partnerships
• Increase emphasis on targeting inorganic
growth opportunities in the region
• Form strategic partnerships with local
and global companies
• Identify technologies and capabilities to
support ABC
M
strategy
Bolt-on acquisitions targeted to support ABC growth in international
M

To achieve 30% of corporate sales by 2014
Conclusion and Summary
• We have a sustainable growth strategy
• The growth trend for emerging markets
remains strong
• We are investing in strategic capabilities
while focusing on selling and supply chain
• We will seek to supplement our organic
growth with acquisitions that fit

eBusiness Amanda Halford Vice President, eBusiness

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Our Vision
Transition from a “catalog” company
with a website to a “web” enabled
company with a catalog
• Drive our ABC
M
strategy through
Internet leadership
• Use customer insight to create an
on-line experience that is
segmented, personalized
and localized
• Build for the future on our best in
class technology platform
• Accelerate access to unrivalled
scientific knowledge
“I firmly believe that
companies that win the
battle of e-commerce will
win the war in our
competitive environment.”
Jai Nagarkatti, October 2009

eBusiness Sales ($M)
Research Sales (%)
1000
900
800
700
600
500
400
300
200
100
0
50
40
30
20
10
0
B2B
B2C
CAGR=39.6%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

Fastest Growing Channel to Market
Will Accelerate Growth
•Key
Statistics – 2009
• 45% of global research sales
vs. 4% in 2000
• 54% of U.S. research sales
vs. 7% in 2000
• 3 million monthly visits
vs. 600k in 2000
eBusiness is a key driver for overall growth
$700 M through the web in 2009

Attract
• Drive Traffic to site
Navigate
• Search
• Ease of use
Interest
• Provide relevant content
Convert
• Drive conversion
Fulfill
• Make it easy to order and track
Service
• Provide multi-channel support
Retain
• Build and sustain customer loyalty

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

118 Opportunities to Drive Revenue at Each Stage of the Online Customer Buying Cycle Learn Choose Use

SIGMA-ALDRICH
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SIGMA-ALDRICH

119 Largest Channel to Market Driving Strategy As our single largest channel to market, our website will drive our ABC M strategy Segmentation 119

SIGMA-ALDRICH
Analytical Standards
Standards Search
SIGMA-ALDRICH
News & Information

© 2010 Sigma-Aldrich Co. All rights reserved.

Customer Insight
Creating a Differentiated Customer Experience
• Observes customers in their work environment
• Watches how they actually work, not just listening to what they say they do
• Translates observations into functionality that enhances
customer’s experience
Localization Personalization

BRCA1 has 4 pathway(s). Viewing pathway Role of BRCA1 in DNA Damage Response
View More Pathways
Your Favorite Gene
INGENUITY
GO

SIGMA-ALDRICH
Images
V9131
Monoclonal Anti-Vinculin antibody produced in mouse

Analytix

sigma-aldrich.com/mobile

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

121 New Technologies Accelerated Access to Our Unrivalled Scientific Knowledge

122 Did You Know? •Number of internet devices by year • 1984 – 1,000 • 1992 – 1,000,000 • 2008 – 1,000,000,000

Customer Insight
Unrivalled Scientific Content
Best In Class Technology
sigma-aldrich.com
A Differentiated Online Value Proposition
Supports 0.5% Sales Growth From Go-To-Market Initiative

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

123 Growing Online Market Accelerating Revenue Growth As a Web-enabled company, we will take full advantage of the growing online market to accelerate revenue growth

Global Supply Chain Dave Julien President, Global Supply Chain

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich Global Supply Chain
2010 and Beyond
An integrated effort
Manufacturing
Distribution/Logistics
Quality Control
Centers of Excellence
Product Portfolio
Management
Packaging Procurement
Planning

- ↓ REDUCED COSTS
- ↓ REDUCED WORKING CAPITAL
- ↑ IMPROVED SERVICE
- ↑ SUPPORT REVENUE GROWTH

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Global Supply Chain
Project Goals – 2010
•Global Integration
• Organization
• Supply Chain governance
• Metrics
• Systems (SAP)
•People
• New capabilities and expertise
•Processes
• Complexity reduction
• Flexibility
• Risk reduction
Faster, better and more cost-effective

## Supply Chain Maturity Model

Low Maturity Practices
High Maturity Practices
2007
2009
2010
2011
Performance
Stage 1: Functional Focus
Stage 2: Internal Integration
Stage 3: Integration External
Stage 4: Cross Enterprise Collaboration and Optimization
Operational Maturity

**We are ahead of schedule**

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Global Supply Chain
Progress – 2010
•Procurement and planning
• Global organization
•Manufacturing, QC and packaging
• Harmonizing, global teams
•Product portfolio
• Eliminating overlaps
•Logistics and distribution
• Global management
•Systems and harmonization
• Projects moving along
Teams formed and projects active

Global Supply Chain
•2009 Results
• Inventory Reduction From 7.0 to 6.5 MOH ($75M)
• Supply Chain Savings Net $22 Million
• Process Improvement Savings $15 Million
• Procurement 75% of Total Savings
• Service > 90% Available Globally
Pulled projects forward in 2009, beat targets

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Global Supply Chain
•2010 Targets
• Inventory Reduction < 6.5 MOH
• Supply Chain Savings Net $15 Million
• Process Improvement Savings $15 Million
• Service Rates Maintained or improved from 2009
• Systems SAP installations to be completed
at major sites
2010 targets similar to 2009

Global Supply Chain
Procurement – 2010 Goals
• Total spend greater than $1 Billion
– 50% direct / 50% indirect
• Almost a decade into initiative; increased focus 2007
– $110 Million plus saved
• Sigma-Aldrich procurement controls 55%, target 80%
• Continued focus on indirect spend
• Improve regional and global communication, expand opportunities
• Strengthen team in APLA
• Vendor on-time delivery and risk mitigation
Procurement still largest opportunity

35
30
25
20
15
10
5
0
$Millions
Goal
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Direct
Indirect

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

131 Global Supply Chain Procurement 2010 Procurement savings hitting peak Supply Chain Project

US / Europe Fill Rate Jan 2006 to Current
96.0%
95.5%
95.0%
94.5%
94.0%
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09

7.8
7.6
7.4
7.2
7
6.8
6.6
6.4
6.2
6
>$100M Reduction
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
MOH Excl FX & Acq

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Global Supply Chain
Planning – 2010 Goals
• Priority planning for new products
• Special focus on fastest selling products
• Implementing advanced planning system tools
• Continued emphasis on reducing inventory write-offs
• Reducing cycle time is key
Decreased inventory by $100+ million while improving fill rates

Global Supply Chain
Manufacturing, QC and Packaging – 2010
• Active global teams developing 5-year strategies
• Facilities optimization
– centers of excellence
– capacity utilization
– regional requirements
• Packaging component consolidation ($60M spend)
• Process, testing and data harmonization
• International expansion
Global strategy developing

35%
42%
23%
Europe
US
International

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Global Supply Chain
Distribution Initiative – Customer Focus – 2010
• High stock availability
– 96% for U.S. and Europe
– 80% for China and India
• 24-hour service to the key markets
• Highly automated distributon center
in Europe
• Excellence in handling chemicals
• Global solutions for global customer
Customized solutions to drive sales
8 million lines shipped
to customers in 2009

CANADA
NORWAY
SWEDEN
FINLAND
POLAND
BELARUS
UKRAINE
FRANCE
ROMANIA
ITALY
RUSSIA
CHINA
BRAZIL
AUSTRALIA

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

135 Global Supply Chain Distribution Initiative – Capacity SD Mke StL 8 million units in stock to support our customers

Global Supply Chain
Distribution Initiative – 2010
• Global harmonized processes to improve efficiency
• Inventory optimization through global management
• Continuous improvement to global network
• Development of customized solutions
• Optimize regional centers
• Expand footprint in APLA
Significant contribution to savings

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

137 Ahead of plan, potential to beat targets Global Supply Chain Pre-tax Savings 2% pretax margin improvement by 2014 Supply Chain Expected Savings

Summary Jai Nagarkatti Chairman, President and Chief Executive Officer

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich
Uniquely Positioned for Value Creation
Compelling investment opportunity
History of profitable growth
Strong financial position and cash flow
Plans to enhance growth rates and improve profitability
Diversified portfolio: products, customers, geography
Unrivaled scientific knowledge and unsurpassed service

Summary
Why Sigma-Aldrich Now?
Value Creation
Sigma-Aldrich Advantage
• Manufacturing and distribution footprint
optimization
• Demonstrated ability to achieve earnings and
cash flow savings from global supply chain and
process improvement initiatives
• Margin expansion from profitable sales growth
• Solid liquidity position to fund both organic and
inorganic growth
• Increasing focus on eBusiness channel to market
• Emerging Markets becoming a larger contributor
• Uniquely positioned in high growth markets of
Analytical, Biology, Materials Science and niche
Fine Chemicals
Over five years:
200 - 300 bpts
margin expansion
> $2 billion
cumulative free
cash flow
Earnings
Power
Expansion
7 - 8%
Organic Growth
Plus
Inorganic Growth
Sales
Growth

141 Sigma-Aldrich Corporation Questions? Call the conference telephone number Toll free: 877-660-8922 Access code: 4999095